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                                                         EXHIBIT 10(cxxxxiv)

                                AMENDMENT NO. 1
                                       TO
                              TERM LOAN AGREEMENT

         THIS AMENDMENT NO. 1 TO TERM LOAN AGREEMENT, effective as of the ___ day of February 1993, between THE KITCHEN COLLECTION, INC., a Delaware corporation ("Borrower"), and SOCIETY NATIONAL BANK, Cleveland, Ohio, successor by merger to Ameritrust Company National Association ("Bank").

                              W I T N E S S E T H

         WHEREAS, Borrower and Bank are parties to a Term Loan Agreement (the "Agreement"), effective as of March 12, 1990, providing for a term loan by Bank to Borrower of the principal amount of $3,500,000; and

         WHEREAS, Borrower may, from time to time, desire to make loans to NACCO Industries, Inc., a Delaware corporation, the indirect parent of Borrower ("NACCO"), or to subsidiaries of NACCO; and

         WHEREAS, Bank agrees to permit such loans;

         NOW, THEREFORE, it is mutually agreed as follows:

                   Section 5.11 of the Agreement shall be amended by adding to the end of such section ", or (v) advances or loans made from time to time by Borrower to NACCO Industries, Inc. or to any subsidiary of NACCO Industries, Inc."

         IN WITNESS WHEREOF, the parties have set their hands as of the date set forth above.


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
Address:         71 East Water Street              THE KITCHEN COLLECTION, INC.
                 Chillicothe, Ohio  45601


                                                   By  /s/ Randall D. Lynch
                                                     ---------------------------------
                                                     Randall D. Lynch
                                                     President


                                                   By  /s/ Randolph J. Gawelek
                                                     ---------------------------------
                                                     Randolph J. Gawelek
                                                     Executive Vice President


Address:         900 Euclid Avenue                 SOCIETY NATIONAL BANK
                 Cleveland, Ohio  44101


                                                   By  /s/ J. Roderick MacDonald
                                                     ---------------------------------
                                                     J. Roderick MacDonald
                                                     Vice President

KCI.1
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